Exhibit 10.2.1

BIODESIX, INC.

STOCK OPTION GRANT NOTICE

AMENDED AND RESTATED 2006 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

Biodesix, Inc. (the “Company”), pursuant to its Amended and Restated 2006 Employee, Director and Consultant Stock Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Option Agreement, the Plan, and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:

Type of Grant:	☐	Incentive Stock Option[1]	☐ Nonstatutory Stock Option

Exercise Schedule:	☐	Same as Vesting Schedule	☐ Early Exercise Permitted

Vesting Schedule:	2/5th of the shares vest two years after the Vesting Commencement Date; the balance of the shares vest in a series of thirty-six (36) successive equal monthly installments measured from the second anniversary of the Vesting Commencement Date.

Payment:	By one or a combination of the following methods of payment (described in the Option Agreement): (i) Cash, check, bank draft or money order payable to the Company; (ii) Pursuant to a Regulation T Program (cashless exercise) if the shares are publicly traded; or (iii) one or more of the following methods IF the box opposite such method is checked by the Company:

	☐	Delivery of already-owned shares if the shares are publicly traded
	☐	Net exercise[2]
	☐	Deferred Payment

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

BIODESIX, INC.		OPTIONHOLDER:

By:
	Signature		Signature

Title:		Date:

Date:

ATTACHMENTS: Option Agreement, Amended and Restated 2006 Employee, Director and Consultant Stock Plan and Notice of

Exercise

[1]

If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

[2]	An Incentive Stock Option may not be exercised by a net exercise arrangement.